Exhibit 99.1

NEWS RELEASE

Kimco Realty Announces $750 Million ATM Equity Offering Program and $750 Million Stock Repurchase Program

JERICHO, N.Y., November 3, 2025– Kimco Realty Corp. (NYSE: KIM) (the “Company” or “Kimco”) today announced the establishment of an “at the market” continuous offering program, pursuant to which the Company may offer and sell shares of its common stock, par value $0.01 per share, with an aggregate gross sales price of up to $750,000,000 through BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, (except in the case of Nomura Securities International, Inc.) as sales agents (in such capacity, “Sales Agents”) and/or (except in the case of BTIG, LLC) forward sellers acting as sales agents for the respective Forward Purchasers (as defined below) (in such capacity, “Forward Sellers”). Sales of the shares of common stock may be made from time to time, as needed, in negotiated transactions, transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks. Substantially concurrent with Kimco’s entry into the Agreement, the Company terminated its existing equity sales agreement, dated September 15, 2023, between Kimco Realty Corporation and the agents and forward purchasers party thereto, in accordance with the terms of the previous equity sales agreement.

In addition to the issuance and sale of shares of its common stock through the Sales Agents, the Company may enter into forward sale agreements (each, a “Forward Sale Agreement” and, collectively, the “Forward Sale Agreements”) with Bank of America, N.A., Barclays Bank PLC, Bank of Montreal, BNP Paribas, The Bank of New York Mellon, Citibank N.A., Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association or their respective affiliates, each in their capacity as forward purchasers (the “Forward Purchasers”). In connection with each such Forward Sale Agreement, the applicable Forward Purchaser or its affiliate will, at the Company’s request, attempt to borrow from third parties and, through the relevant Forward Seller, sell a number of shares of common stock equal to the number of shares underlying such forward purchase agreement to hedge such Forward Sale Agreement. The Company will not initially receive any proceeds from any sale of shares of common stock borrowed by a Forward Purchaser or its affiliate and sold through the relevant Forward Seller. The Company currently expects to fully physically settle each Forward Sale Agreement, if any, with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company would expect to receive aggregate net cash proceeds at settlement equal to the number of shares of the Company’s common stock specified in such Forward Sale Agreement multiplied by the relevant forward price per share, as adjusted pursuant to the terms of such Forward Sale Agreement.

The Company intends to use any net proceeds from the program and the settlement of any Forward Sale Agreement for general corporate purposes, including, without limitation, the funding of future acquisitions, the funding of development and redevelopment costs, the redemption, from time to time, of depositary shares representing one or more class or series of the Company’s preferred stock and the reduction, from time to time, of the Company’s outstanding indebtedness, including borrowings under the Company’s revolving credit facility.

The Company has filed a registration statement (including a prospectus and a related prospectus supplement) with the Securities and Exchange Commission (“SEC”) for the offering of shares of common stock described in this press release. Prior to investing, prospective investors should read the prospectus in that registration statement, the related prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. These documents may be obtained for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company or the agents will arrange, upon request, to send the prospectus. Please direct requests to: BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com; Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Barclaysprospectus@broadridge.com, (888) 603-5847; BMO Capital Markets Corp., Equity-Linked Capital Markets, 151 W 42nd Street 32nd Floor, New York, New York 10036;  BNP Paribas Securities Corp., 787 Seventh Ave, New York, New York 10019; BNY Mellon Capital Markets, LLC, 240 Greenwich Street 3W, New York, New York 10286; BTIG, LLC, 350 Bush Street, San Francisco, CA 94104; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013; Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, Email: prospectus.CPDG@db.com, Phone: (800) 503-4611; Jefferies LLC, Attn: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, by telephone at (877) 821-7388 or by email at Prospectus_Department@Jefferies.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (866) 803-9204; Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, NY 10020; Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036; RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281; Regions Securities LLC, 615 South College Street, Suite 600, Charlotte, North Carolina 28202; Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor, New York, New York 10281; TD Securities (USA) LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at TDManualrequest@broadridge.com; Truist Securities, Inc., 50 Hudson Yards, 70th Floor, New York, New York 10001; Wells Fargo Securities, LLC, 500 West 33rd Street, 14th Floor New York, New York 10001, Attention: Equity Syndicate Department, (Facsimile: (212) 214-5918).

In addition, the Company today announced that its Board of Directors approved a new share repurchase program for up to $750 million of the Company’s common stock (the “Share Repurchase Program”), which supersedes and replaces the Company’s prior share repurchase program.

Under the Share Repurchase Program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with the SEC and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The Share Repurchase Program does not obligate the Company to acquire any particular amount of its common stock, and the Share Repurchase Program may be suspended or discontinued at any time at the Company’s discretion.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of shares of the Company’s common stock in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Kimco

Kimco Realty Corp. (NYSE:KIM) is a real estate investment trust (REIT) and leading owner and operator of high-quality, open-air, grocery-anchored shopping centers and mixed-use properties in the United States. The Company’s portfolio is strategically concentrated in the first-ring suburbs of the top major metropolitan markets, including high-barrier-to-entry coastal markets and Sun Belt cities. Its tenant mix is focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Publicly traded on the NYSE since 1991 and included in the S&P 500 Index, the Company has specialized in shopping center ownership, management, acquisitions, and value-enhancing redevelopment activities for more than 65 years. With a proven commitment to corporate responsibility, Kimco is a recognized industry leader in this area. As of September 30, 2025, the Company owned interests in 564 U.S. shopping centers and mixed-use assets comprising 100 million square feet of gross leasable space.

Safe Harbor Statement

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan,” “forecast” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond the Company’s control and could materially affect actual results, performance or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) financial disruption, changes in trade policies and tariffs, geopolitical challenges or economic downturn, including general adverse economic and local real estate conditions, (ii) the impact of competition, including the availability of acquisition or development opportunities and the costs associated with purchasing and maintaining assets, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iv) the reduction in the Company’s income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (v) the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience, (vi) the availability of suitable acquisition, disposition, development, redevelopment and merger opportunities, and the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations, (vii) the Company’s ability to raise capital by selling its assets, (viii) disruptions and increases in operating costs due to inflation and supply chain disruptions, (ix) risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate, (x) changes in governmental laws and regulations, including, but not limited to, changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes, (xi) valuation and risks related to the Company’s joint venture and preferred equity investments and other investments, (xii) collectability of mortgage and other financing receivables, (xiii) impairment charges, (xiv) criminal cybersecurity attack disruptions, data loss or other security incidents and breaches, (xv) risks related to artificial intelligence, (xvi) impact of natural disasters and weather and climate-related events, (xvii) pandemics or other health crises, (xviii) our ability to attract, retain and motivate key personnel, (xix) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to the Company, (xx) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (xxi) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xxii) unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity, (xxiii) the Company’s ability to continue to maintain its status as a REIT for U.S. federal income tax purposes and potential risks and uncertainties in connection with its UPREIT structure, and (xxiv) other risks and uncertainties identified under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Accordingly, there is no assurance that the Company’s expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures the Company makes in other filings with the SEC.

###

CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy
Kimco Realty Corporation
(833) 800-4343
dbujnicki@kimcorealty.com